EXHIBIT 10.7



                       Space Above for Recorder's Use Only

                        MISSOURI LEASEHOLD DEED OF TRUST,
                      SECURITY AGREEMENT AND FIXTURE FILING
                                   COVER SHEET

DATE OF DOCUMENT:                   JUNE 12, 2002

GRANTOR(S):                         SAVVIS COMMUNICATIONS CORPORATION

         MAILING ADDRESS:           795 Office Parkway
                                    St. Louis, Missouri 63141

GRANTEE(S):                         GENERAL ELECTRIC CAPITAL CORPORATION, AS
                                    AGENT

         MAILING ADDRESS:           10 RIVERVIEW DRIVE
                                    DANBURY, CONNECTICUT 06810

TRUSTEE(S):                         DANIEL R. WOFSEY

         MAILING ADDRESS:           One Metropolitan Square, Suite 2600
                                    211 North Broadway
                                    St. Louis, Missouri 63102-2749

MAXIMUM PRINCIPAL AMOUNT
         SECURED:                   $56,520,510.00

REFERENCE BOOK & PAGE NO.           Subdivision Plat recorded in Plat Book 347,
                                    page 548; Memorandum of Lease recorded in Book 13038, page 1016; Easement recorded in
                                    Book 12278, page 7

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Patricia V.B. Madsen
Winston & Strawn
200 Park Avenue
New York, New York 10166


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THIS MISSOURI LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
SECURES ALL CONTRACTUAL ADVANCES, WHETHER CONTAINED HEREIN OR OTHERWISE, THAT MAY BE MADE BY LENDER TO BORROWER HEREIN, OR ANY FUTURE CONTRACTUAL OBLIGATIONS, WHETHER CONTAINED HEREIN OR OTHERWISE, OF BORROWER TO LENDER UP TO A TOTAL AMOUNT OF $56,520,510.00 PLUS INTEREST AT ANY TIME. THIS MISSOURI LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING SHALL BE GOVERNED BY THE PROVISIONS OF SECTION 443.055 OF THE REVISED STATUTES OF MISSOURI.



                        MISSOURI LEASEHOLD DEED OF TRUST,
                        ---------------------------------

                      SECURITY AGREEMENT AND FIXTURE FILING
                      -------------------------------------

         This Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing (this "Deed of Trust"), dated as of the 12th day of June, 2002, is executed by SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation ("Borrower" or "Grantor"), having a mailing address of 795 Office Parkway, St. Louis, Missouri 63141, to and in favor of DANIEL R. WOFSEY, as trustee ("Trustee") having a mailing address of One Metropolitan Square, Suite 2600, St. Louis, Missouri 63102, for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for itself and certain others pursuant to the Master Lease Agreement, as hereinafter defined ("Grantee," "Lender" or "Beneficiary"), having a mailing address of 10 Riverview Drive, Danbury, Connecticut 06810.

                                   WITNESSETH:

         WHEREAS, Grantor and Beneficiary have executed and delivered an Amended and Restated Master Lease Agreement dated as of March 8, 2002 pursuant to which Borrower is obligated to Beneficiary in the original aggregate sum of $56,520,510.00 (as it may be amended, modified or restated from time to time, the "Master Lease Agreement");

         WHEREAS, pursuant to the terms of the Master Lease Agreement, Beneficiary's consent is required in connection with Grantor's execution and delivery of (a) a Promissory Note in the original principal amount of $2,100,000 dated May 28, 2002 to Duke Realty Limited Partnership ("Duke"), (b) a Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing among Grantor, Trustee and Duke dated May 28, 2002 and (c) UCC-1 Financing Statements perfecting the security interests created by such Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing (collectively, the "Duke Loan Documents"), which consent Grantor has requested of Beneficiary;

          WHEREAS, on May 28, 2002, Beneficiary consented to Grantor's execution and delivery of the Duke Loan Documents on the condition, inter alia, that Grantor execute and deliver this Deed of Trust;

         WHEREAS, in consideration of Beneficiary's consent to Grantor's execution and delivery of the Duke Loan Documents, Grantor intends that this conveyance shall secure the performance and payment of all covenants, sums, indebtedness, liabilities and other obligations of Grantor under or arising in connection with the Master Lease Agreement, including any additional amounts which Trustee or the Beneficiary (or any party for whom Beneficiary acts as agent in connection with the Master Lease Agreement) may be permitted to advance now or hereafter to preserve and protect the lien and encumbrance hereof or according to the terms of this Deed of Trust (collectively, the "Indebtedness");


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         NOW, THEREFORE, as security for the Indebtedness, and in consideration thereof and of the sum of Ten Dollars ($10.00) in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor by these presents does hereby GRANT, BARGAIN, SELL, CONVEY, CONFIRM, ASSIGN, TRANSFER AND SET OVER unto TRUSTEE, HIS SUCCESSORS AND ASSIGNS, IN TRUST, forever, and does hereby grant a lien on and a security interest in, all of Grantor's right, title and interest in and to the following items to Trustee and Grantee, whether now or hereafter acquired: (1) Grantor's leasehold interest ("Leasehold Estate") under that certain lease, as the same may be amended or modified from time to time, more particularly described on EXHIBIT B (the "Ground Lease") in the real property described in EXHIBIT A (the "Land"), together with any greater estate therein as hereafter may be acquired by Grantor, (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Building" or "Improvements"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to and part of any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"), (4) all reserves, escrows or impounds required under the Ground Lease and all deposit accounts maintained by Grantor with respect to the Mortgaged Property, if any,
(5) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"), (6) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Subleases"), (7) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Subleases other than Grantor for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "Rents"), (8) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the "Property Agreements"), (9) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (11) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, (12) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property, (13) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Mortgaged Property and (14) all of Grantor's rights, including, but not limited to, rights of first refusal, or options of Grantor, arising under the Ground Lease or otherwise to purchase or otherwise acquire title to all or any part of the Mortgaged Property. As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

         TO HAVE AND TO HOLD the Mortgaged Property and every part thereof unto Trustee, his successors and assigns, forever, IN TRUST, nevertheless, to secure the payment of the Indebtedness and the performance and observance by Grantor of every covenant and condition herein contained.

COVENANTS. Grantor hereby expressly covenants and agrees with Trustee and Beneficiary that:

(1) PERFORMANCE OF OBLIGATIONS. Grantor will duly perform all of its obligations under this Deed of Trust in accordance with the terms hereof.


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(2)      DUE ON SALE OR ENCUMBRANCE. Grantor will not, without the prior written consent of Beneficiary, transfer, convey or otherwise part with title to any of the Mortgaged Property, or any portion thereof or ownership interest therein, or create or permit or allow to exist or to be created any mortgage, deed of trust, pledge or other lien or encumbrance on any of the Mortgaged Property, other than this Deed of Trust and the Permitted Encumbrances (as hereinafter defined), and Grantor will not suffer or permit any mechanic's or materialmen's lien or any other lien of any nature whatsoever to attach to any of the Mortgaged Property or to remain outstanding against the same or any part thereof; provided, however, Grantor shall pay the amounts resulting in such liens or otherwise bond over such liens by depositing with Beneficiary an amount acceptable to Beneficiary that is sufficient in Beneficiary's reasonable judgment to pay in full such contested amount and all penalties and interest that might become due thereon. In the event Grantor fails to prosecute such contested lien in good faith and with reasonable diligence, Beneficiary may apply the monies deposited with Beneficiary in payment of or on account of such contested lien. If the amount deposited with Beneficiary is insufficient for the payment in full of such contested lien, Grantor shall, upon demand, deposit with Beneficiary a sum sufficient to make such payment in full. If the Grantor satisfies any contested lien, the Beneficiary will return to the Grantor any funds deposited by the Grantor with the Beneficiary. Notwithstanding anything to the contrary in this Deed of Trust, but subject and subordinate to this Deed of Trust, Grantor may freely lease or license to, or permit third parties to, in arms-length bona fide transactions, use all or any part of the Building. In furtherance of the foregoing, Beneficiary hereby consents to arrangements between Grantor and a third party providing for (i) the installation in the Building of communications and/or computer equipment owned or leased by third parties (including communications and/or computer equipment leased by Grantor to such third parties) to enable Grantor to provide such third parties with broadband connectivity to the internet, IP VPN services, and/or all other internet, intranet and extranet facilities and equipment and/or services then currently being provided by Grantor; (ii) the use, maintenance, repair, and operation of such communications and/or computer equipment by such third parties and/or by Grantor; and (iii) a grant by Grantor to such third parties of the right to have actual and/or virtual access to the Building and to such communications and/or computer equipment (each such third party is a "Co-location Party"; the equipment of, owned, leased or otherwise belonging to the Co-location Party is the "Co-location Equipment" and the arrangements between Grantor and a Co-location Party consistent with (i)-(iii) above being the "Permitted Co-location Arrangements"), provided such Permitted Co-location Arrangements provide for bona fide arms length consideration and include reasonable provisions for the removal of such equipment and repair of damages caused by such removal. Notwithstanding the foregoing, Permitted Co-location Arrangements may be effected whether or not Grantor provides managed hosting services to the Co-location Party.

(3) INSURANCE. Until this Deed of Trust has been released in accordance with Section 20, Grantor shall maintain the following insurance and otherwise comply with the provisions of this Section 3:

                  (i) Grantor shall provide and maintain, at Grantor's sole cost and expense throughout the duration of this Deed of Trust, commercial general liability insurance, including blanket contractual liability coverage (or its equivalent) specifically endorsed to provide coverage for the obligations assumed by Grantor pursuant to this Deed of Trust, against claims and liability for personal injury, bodily injury, death, or property damage occurring on, in, or about the Mortgaged Property, with limits of liability of not less than Five Million Dollars ($5,000,000.00) for liability arising out of any one occurrence;


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


                  (ii) insurance insuring Grantor against loss or damage to the Mortgaged Property by fire, lightning, windstorm, hail, explosion, aircraft, smoke, vandalism, malicious mischief, vehicle damage and other risks from time to time included under a so called Causes of Loss -- special form (CP 1030) as published by the Insurance Services Office policy (or its equivalent) together with earthquake and, if the Mortgaged Property is located in a special flood hazard area, flood insurance and such other similar policies as Beneficiary may reasonably require to protect the Mortgaged Property. Such insurance shall name Beneficiary as an additional insured and provide coverage in an amount sufficient to prevent Grantor from being a co-insurer of any loss under the policy or policies, but in no event less than 100% of the full replacement cost of the Improvements;

                  (iii) At all times during the duration of this Deed of Trust when fuel tanks are located at or on any land on which any Building is constructed, Grantor shall maintain so called "Above Ground Storage Tank Third Party Liability and Cleanup" insurance or its equivalent. Notwithstanding anything to the contrary in this Deed of Trust, such insurance shall be on a claims made basis with a per occurrence limit of at least One Million Dollars ($1,000,000) and a general aggregate limit of at least One Million Dollars ($1,000,000) with reasonable deductibles and reasonable coverage for defense costs.

         All of the foregoing insurance will be issued by an insurance company of recognized financial standing having at least an A+ rating by Best Insurance Reports. Said policies shall be in form as are reasonably acceptable to and approved by Beneficiary. All such insurance policies are assigned to and are to be held by and, to the extent of its interest, for the benefit of and payable in case of loss to Beneficiary, and Grantor will deliver to Beneficiary such policies, marked "Paid", and new policies as replacement for any expiring policies at least thirty (30) days before the date of such expiration. All such policies of insurance shall have attached the standard non-contributory first mortgagee clause or its equivalent in favor of Beneficiary, with cancellation only upon at least thirty (30) days' prior written notice to Beneficiary. In the event Grantor shall suffer any loss covered by the insurance required under this Section 3, Grantor shall immediately notify Grantee in writing of the nature and extent of the loss. All amounts recoverable under any such policies or to which Grantor is otherwise entitled from third parties are hereby assigned to Beneficiary and, in the event of a loss, each insurance company or other third party concerned is authorized and directed to make payment for such loss directly to Beneficiary alone and Beneficiary is hereby authorized to adjust, compromise, receive, collect and sue for the same and Grantor hereby authorizes and directs that such sum or sums be paid to Beneficiary upon presentation of a duly certified copy hereof. Each Beneficiary is further authorized to endorse Grantor's name upon any check in payment of loss. All loss proceeds received by Beneficiary shall be applied as follows: (i) first, provided that and only if no Event of Default has occurred, to fund the replacement, repair and restoration to and/or of the Mortgaged Property taken or injured if Grantor elects to effect such replacement, repair and/or restoration, (ii) next, any remaining funds to be applied against the Indebtedness secured hereby to the extent then due and unpaid and applied as provided in the Master Lease Agreement and (iii) next, any remaining funds to be paid to Grantor. All of the policies of insurance shall be held by Beneficiary as additional security and, in the event of a sale of the Mortgaged Property upon foreclosure, all right, title and interest of Grantor in and to such policies of insurance shall pass to the purchaser at such sale and Grantor irrevocably appoints each Beneficiary as attorney-in-fact of Grantor to assign any policies or proceeds thereof to such purchaser. The lien of Beneficiary on the insurance proceeds described in this Section 3 is subordinate and junior to the lien on such proceeds of Duke Realty Limited Partnership, as more fully set forth in the letter agreement dated May 28, 2002 among Beneficiary, Duke Realty Limited Partnership and Trustee.


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         The following notice is provided pursuant to Section 427.120, R.S.Mo.
         As used herein, "you" means Grantor and "we" means Beneficiary: UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

(4) INDEMNITY. Grantor will protect, indemnify, defend and hold harmless Trustee and Beneficiary from and against any and all claims, causes of action, suits, liabilities, damages (exclusive of consequential and incidental damages), losses, costs and expenses (including attorneys'
         fees), of whatever nature, which may arise or result, directly or indirectly by reason of the use or occupation of the Mortgaged Property by Grantor or any part thereof or any failure by Grantor to comply with the covenants contained herein.

(5) REPAIRS. Grantor will at all times keep and maintain the Mortgaged Property and every part thereof in good order, repair and condition, without any liability of Trustee or Beneficiary to any person for damage for failure to repair or for any other cause, and Grantor will promptly make all needed and proper repairs, restorations, renewals and replacements thereof, so that at all times the value of the Mortgaged Property and every part thereof shall be fully preserved and maintained, and Grantor will not cause or permit any waste on or of the Mortgaged Property or otherwise allow the Mortgaged Property, or any part thereof, to depreciate in value by any act or neglect.

(6) COMPLIANCE. Grantor will not use or suffer or permit to be used the Mortgaged Property or any part thereof in any manner inconsistent with the rights of Trustee or Beneficiary hereunder, or in violation of the provisions of any insurance policy or any rules or regulations of insurance underwriters.

(7) CONDEMNATION. In the event the Mortgaged Property, or any part thereof, be taken through condemnation proceedings or by virtue of the exercise of the right of eminent domain or pursuant to governmental action, any and all amounts awarded in any such condemnation proceeding for the taking of the Mortgaged Property, or any part thereof, are hereby assigned to and shall be paid to Beneficiary, and when received by Beneficiary, shall be applied as follows: (i) first, to fund the replacement, repair and restoration to and/or of the Mortgaged Property taken or injured if Grantor elects to effect such replacement, repair and/or restoration, (ii) next, any remaining funds to be applied against the Indebtedness secured hereby to the extent then due and unpaid without the application of any prepayment penalty and applied to principal and interest as provided in the Master Lease Agreement and
         (iii) next, any remaining funds to be paid to Grantor. Grantor shall give Beneficiary immediate notice, in writing, of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting all or any portion of the Mortgaged Property. The lien of Beneficiary on the condemnation proceeds described in this
         Section 7 is subordinate and junior to the lien on such proceeds of Duke Realty Limited Partnership, as more fully set forth in the letter agreement dated May 28, 2002 among Beneficiary, Duke Realty Limited Partnership and Trustee.


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(8)      TAXES. Grantor hereby covenants and agrees to pay any and all taxes, assessments, liens and other charges that may be levied or assessed against the Mortgaged Property, or any part thereof, prior to the time the same shall become delinquent, and Grantor shall promptly provide Beneficiary with proof of payment thereof.

(9) CHANGE IN TAXATION LAWS. In the event of the enactment after the date hereof of any law of the State of Missouri or the United States of America imposing a specific tax on notes, bonds, or other evidences of indebtedness or obligations secured by a mortgage or deed of trust on real estate, or in the event the laws now in force relating to taxes on notes, mortgages, bonds, or other evidences of indebtedness or obligations secured by mortgage or deed of trust shall be in any manner changed, or in case such a tax shall be assessed under any existing law, as the result of which Trustee or Beneficiary may become chargeable with the payment of any such taxes, then and in any such event, Grantor covenants and agrees to pay to Trustee and Beneficiary, within thirty (30) days after written notice thereof, the amount of any such tax, provided that if Trustee or such Beneficiary shall be required by law to pay any such tax, all moneys so expended shall be due on demand, bear interest at the highest rate set forth in the Master Lease Agreement (or if no rate is specified, at the maximum lawful rate) and shall be secured hereby. In the event Grantor shall fail to pay or cause to be paid or to reimburse Trustee or Beneficiary for advances as aforesaid to pay any such tax or taxes, or if by such law it should be illegal for Grantor to pay any such tax or taxes, then all of the Indebtedness secured hereby shall, at the option of Beneficiary as provided under the Master Lease Agreement, become immediately due and payable without further notice, anything herein or in the evidences of any indebtedness or other obligations secured by this Deed of Trust to the contrary notwithstanding; provided, however, that Grantor shall not be required to pay any such tax in excess of an amount which when added to the interest paid by Grantor on the Indebtedness would exceed the maximum lawful rate allowed in the State of Missouri.

(10) CURE PAYMENTS. If Grantor shall fail to pay any tax, assessment, lien or other charge levied or assessed against the Mortgaged Property, or any part thereof, or shall fail to keep and perform any of the covenants and conditions herein contained, Trustee or Beneficiary shall be privileged, but shall not be obligated, to pay any such tax, assessment, lien, rent or other charge, to redeem such property from any sale or foreclosure for taxes or assessments or liens, to effect and pay for insurance required hereunder, to perform or pay for any other obligations, and to make such other disbursements as are necessary or advisable in the opinion of Trustee or Beneficiary to cure any default of Grantor hereunder or protect the lien or the rights of Trustee and Beneficiary hereunder; any and all such sums of money advanced for such purposes by Trustee or Beneficiary shall be deemed additional Indebtedness secured by this Deed of Trust and shall be payable on demand with interest accruing from the time so advanced at the highest rate per annum set forth under the Master Lease Agreement (or if no rate is specified, at the maximum lawful rate), and failure on the part of Grantor to repay the amounts so advanced on demand shall constitute an Event of Default hereunder; provided, however, nothing herein contained shall be construed as requiring Trustee or Beneficiary to effect such insurance or to advance or expend money or take any action for any of the purposes aforesaid.

(11) COMPLIANCE WITH LAWS. Borrower shall: (i) comply with all statutes, ordinances, regulations, rules, orders, decrees and other requirements relating to the Mortgaged Property, or any part thereof, by any federal, state or local authority, including, without limitation, the Americans with Disabilities Act of 1990, and (ii) observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, without limitation, zoning variances, special exceptions, and nonconforming uses), privileges, franchises and concessions that are applicable to the Mortgaged Property or that have been granted to or contracted for by


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         Borrower in connection with any existing or presently contemplated use of the Mortgaged Property or any part thereof. Borrower shall not initiate or acquiesce in any changes to or termination of any of the foregoing or of zoning design actions affecting the use of the Mortgaged Property or any part thereof without the prior written consent of Lender.

(12) INSPECTION OF PROPERTY. Borrower shall permit Lender and Trustee and their representatives and agents to inspect the Mortgaged Property from time to time upon reasonable prior telephonic notice during normal business hours and as frequently as Lender considers reasonable, subject to the provisions of the Ground Lease.

(13) BORROWER'S REPRESENTATIONS. Borrower hereby represents, warrants and covenants to Lender and Trustee that:

                  (a) Borrower is lawfully seized of the Leasehold Estate hereby mortgaged, granted and conveyed and has the right to mortgage, grant and convey the Leasehold Estate, that the Mortgaged Property is unencumbered except by the permitted encumbrances (as reflected on EXHIBIT C attached hereto "Permitted Encumbrances"), if any, and that Borrower will represent, warrant and defend generally the title to the Leasehold Estate and the Mortgaged Property, or any portion thereof, against any and all claims and demands, subject only to the Permitted Encumbrances, if any.

                  (b) There is not now pending against or affecting Borrower, nor, to the best of Borrower's knowledge, is there threatened any action, suit or proceeding at law, in equity or before any administrative agency which, if adversely determined, would materially impair or affect the financial condition or operation of Borrower, or the Mortgaged Property, except as disclosed on EXHIBIT D.

                  (c) The Ground Lease is in full force and effect and has not been amended, altered or modified by any writing or otherwise. All rent and other charges reserved in the Ground Lease have been paid to the extent they are payable to the date hereof. Borrower is not in default under any of the terms of the Ground Lease and there are no circumstances which with the passage of time or the giving of notice, or both, would constitute an event of default under the Ground Lease. The landlord ("Landlord") under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the Landlord to be observed or performed. The initial term of the Ground Lease expires on February 17, 2099, and Borrower has the option to extend the term of the Ground Lease for one term of ninety-nine (99) years. Borrower shall perform all of its obligations under the Ground Lease, so that the Ground Lease shall not expire or terminate prior to the payment in full of all indebtedness secured hereby and the satisfaction of all obligations hereunder and under the Ground Lease. Borrower shall not enter into any amendment, modification, cancellation or surrender of the Ground Lease without the prior written consent of Lender.

(14) UTILITIES. Borrower will pay all utility charges incurred in connection with the Land and all Improvements thereon, and shall maintain all utility services now or hereafter available for use at the Land and Improvements.

(15) NO ENVIRONMENTAL EVENT. Except as set forth in the Phase I Environmental Site Assessment with respect to the Mortgaged Property prepared by Geotechnolgy, Inc. (Job No. 0648701.2120), Borrower has no


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         knowledge that there has ever been any event ("Environmental Event")
         at, on or in connection with the Mortgaged Property that would be deemed a release or a disposal of any hazardous, toxic or dangerous substance, waste or material, specifically including for purposes of this Deed of Trust any petroleum or crude oil or fraction thereof, friable asbestos or asbestos containing material, polychlorinated biphenyls or urea formaldehyde foam insulation (any or all of the foregoing are herein referred to as "Hazardous Material") defined as such in, regulated by or for the purpose of, or in violation of the Comprehensive Environmental Response Liability and Compensation Act, 42 U.S.C.ss. 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901, et seq. , the Toxic Substances Control Act, 15 U.S.C.ss. 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C.ss. 1251 et seq., the Safe Drinking Water Act, 42 U.S.C.ss. 201 et seq., the Clean Air Act, 42 U.S.C.ss. 7401 et seq., the Clean Water Act, 33 U.S.C.ss. 1251 et seq., the River Harbor Act, 33 U.S.C.ss. 401 et seq., the Transportation Safety Act of 1974, 49 U.S.C.ss. 1801 et seq., the Endangered Species Act, 16 U.S.C. et seq., as any of the foregoing may be amended from time to time, or any so-called "superfund" or "superlien" law or any other foreign or domestic laws (federal, state, provincial or local), common law, local rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any such substance, waste or material now or at any time hereafter in effect ("Environmental Law"); and Borrower has no knowledge of any threatened nor are there any pending "superliens," actions, notice of violation, notices of non-compliance, orders, citations or notices with respect to air emissions, water discharges, noise emissions or any other environmental, health or safety matter affecting Borrower or the Mortgaged Property or any part thereof ("Environmental Action") issued by any court, any governmental authority or any other entity which is authorized by law to issue orders under any Environmental Law ("Environmental Agency") or from anyone else. If Borrower receives (i) any notice of an Environmental Event affecting Borrower or the Mortgaged Property or any part thereof or (ii) any notice of an Environmental Action from any Environmental Agency or form anyone else, Borrower shall give, within seven (7) days, notice thereof to Lender. Borrower assumes all obligations of compliance with all Environmental Laws that affect the Mortgaged Property or any business or other activity conducted thereon or in connection therewith.

(16) ORAL AGREEMENTS. This notice is provided pursuant to Section 432.045, R.S.Mo. As used herein, "you" means Grantor, "us" means Beneficiary, "borrower" means Grantor, "creditor" means Beneficiary and "this writing" means this Agreement and all the other loan and security documents referenced herein or related hereto. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

(17) SECURITY AGREEMENT; FIXTURE FILING. Grantor also grants to Beneficiary to secure the Indebtedness a security interest in all goods and equipment now owned or hereafter acquired by Grantor that are intended to be used or are actually used so as to become fixtures, and all replacements thereof, substitutions therefor, and accessions thereto and cash and non-cash proceeds thereof (the "UCC Collateral"). The UCC Collateral and the Mortgaged Property are collectively referred to herein as the "Collateral." This Deed of Trust constitutes a "security agreement" and a "fixture filing" as those terms are used in Article 9 of the UCC in effect in the jurisdiction where the Land is located. The address of Beneficiary (Secured Party) and Grantor (Debtor) are the addresses set forth for them in the introductory paragraph of this Deed of Trust. This Deed of Trust is to be filed for record in the real estate records where the Land is located. Grantor is the record owner of a Leasehold Estate in the Land. The record owner of fee title to the Land is Reuters America, Inc.

(18) SUBORDINATE TO CERTAIN RIGHTS AND INTERESTS1). Notwithstanding anything to the contrary in this Deed of Trust, the rights and interests granted by Grantor to Beneficiary under this Deed of Trust respecting all portions of the Mortgaged Property are at all times subject and subordinate to (a) the rights and interests of Reuters America, Inc. or its transferees as the holder of fee simple title to the Land, as affected by the terms of the Ground Lease, (b) the Deed of Trust executed by Bridge Data Company, a Delaware corporation, to Joseph J. Trad, Trustee for Reuters Holdings Switzerland, SA, dated May 16, 2001 and recorded August 31, 2001 in the Office of the Recorder of Deeds for St. Louis County, Missouri in Book 13247 page 2692, as affected by the Subordination, Non-Disturbance and Attornment Agreement by and between Reuters Holdings Switzerland SA, Bridge Data Company and Savvis Communications Corporation dated as of May 16, 2001 and recorded August 31, 2001 in Book 13247, page 2679, (c) Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing executed by Grantor to Daniel R. Wofsey, Trustee for Duke Realty Limited Partnership, an Indiana limited partnership, DBA Duke Realty of Indiana Limited Partnership, dated May 28, 2002 and recorded May 30, 2002 in the Office of the Recorder of Deeds for St. Louis County, Missouri as Daily No. 1266, as amended by the First Modification to Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing dated as of June 11, 2002 between Grantor and Duke Realty Limited Partnership, DBA Duke Realty of Indiana Limited Partnership and (d) any renewals, modifications, replacements and extensions of the deed of trust described in the preceding clause (b) and to any future Landlord Mortgage (as defined in the Ground Lease). Grantor shall not be in default under this Deed of Trust or be deemed to have breached any representations, warranties or covenants under this Deed of Trust in the event and to the extent that Beneficiary's rights under this Deed of Trust are so subordinate. Beneficiary shall execute such reasonable agreements as may be required by the holder of fee simple title or its lenders to further evidence the subordination of this Deed of Trust to the rights and interests of the holder of fee simple title or its lenders.

(19) RELEASE. If all of Grantor's covenants and agreements under this Deed of Trust are performed in full and the indebtedness described in the Master Lease Agreement is irrevocably paid in full, then these presents shall be void and this Deed of Trust shall be released with all recording costs associated with recording any necessary release to be paid by Grantor.

(20) DELIVERY OF NON-DISTURBANCE AGREEMENT. Upon the request of Grantor, Beneficiary will execute and deliver a non-disturbance and attornment agreement in favor of all users, occupants and subtenants of the Mortgaged Property confirming that in the event of a foreclosure of this Deed of Trust, the purchaser of the Mortgaged Property at the foreclosure sale will recognize and not disaffirm or disturb either the agreements between Grantor and any such users, occupants and subtenants or the use and occupancy of the Mortgaged Property by such users, occupants and subtenants in accordance with such agreements all of which such agreements and such uses shall continue in full force and effect in accordance with their terms, which non-disturbance and attornment agreement shall be in a form reasonably satisfactory to Beneficiary.

(21)     SECTION 443.055. This Deed of Trust is to be governed by Section
         443.055 of the Revised Statutes of Missouri and secures future advances in an amount not to exceed $56,520,510.00. In the event Grantee shall receive a notice pursuant to Section 443.055 of the Revised Statutes of Missouri terminating this Deed of Trust as security for future advances for future obligations made or incurred after the date of such notice, then upon receipt of such notice, Grantee shall have no further obligation under the Master Lease Agreement, any document evidencing, securing or related to the indebtedness secured by this Deed of Trust notwithstanding anything to the contrary in any such document.

(22) EVENTS OF DEFAULT; REMEDIES. If an Event of Default as specifically set forth herein shall occur, or in the event any one or more of the following events shall occur (an "Event of Default"): (a) if default shall be made in the payment of any of the Indebtedness secured hereby, or any interest thereon, as and when the same shall become due and payable, whether by reason of demand, acceleration or otherwise; (b) occurrence of any default or event of default under the terms of the Ground Lease (after the expiration of any applicable cure period), (c) if Grantor's interest in the Mortgaged Property shall pass by operation of law as the result of any creditor's action, suit or proceeding or if any of the foregoing shall occur with respect to any guarantor of the Indebtedness secured hereby; (d) if the Mortgaged Property or any portion thereof or ownership interest therein is sold, transferred, assigned or in any manner conveyed without the prior written consent of Beneficiary; (e) the occurrence of an Event of Default under the Master Lease Agreement after giving effect to all applicable cure periods (if any); or (f) if default shall be made by Grantor in the due performance or observance of any covenant, agreement or condition herein contained or required to be performed or observed by Grantor (other than those set forth at clauses (a) - (d) hereinabove) and such default shall continue for a period of ten (10) days after the date of the mailing of a written notice addressed to Grantor at the address hereinabove set forth, or to such other address as may be designated by Grantor in written notice delivered to Beneficiary;

         THEN, AND IN EACH AND EVERY SUCH EVENT: (1) all of the Indebtedness then outstanding and unpaid and all accrued and unpaid interest thereon shall, at the option of Beneficiary, become and be due and payable immediately, anything in the Master Lease Agreement evidencing any of the Indebtedness or in this Deed of Trust to the contrary notwithstanding; (2) upon demand of Trustee or Beneficiary, Grantor shall forthwith surrender to Beneficiary the actual possession of all of the Mortgaged Property and it shall be lawful (whether or not Grantor has so surrendered possession) for Beneficiary, either personally or by agents or attorneys, forthwith to enter into or upon the Mortgaged Property and to exclude Grantor, the agents and servants of Grantor, and all parties claiming by, through or under Grantor, wholly therefrom, and Beneficiary shall thereupon be solely and exclusively entitled to possession of said Mortgaged Property and every part thereof, and to use, operate, manage and control the same, either personally or by managers, agents, servants or attorneys, to the fullest extent authorized by law; and upon every such entry, Beneficiary may, from time to time, at the expense of Grantor, make all necessary and proper repairs and replacements to the Mortgaged Property as Beneficiary in its discretion sees fit, and any amounts so expended shall be due on demand, bear interest at the post-maturity rate set forth in the Master Lease Agreement and shall be secured hereby; (3) Trustee, at the request of Beneficiary, shall proceed to sell, either by himself or by agent or attorney, the Mortgaged Property or any part(s) thereof at public venue or outcry at the customary place to the highest bidder for cash after first giving notice as required by the statutes of the State of Missouri and upon such sale Trustee shall receive the proceeds of such sale and shall execute and deliver deed or deeds or other instruments of conveyance, assignment and transfer to the property sold, to the purchaser or purchasers thereof; and (4) Trustee and/or Beneficiary may proceed by suit or suits at law or in equity to enforce the Indebtedness secured hereby and/or to foreclose this Deed of Trust and in such event Trustee shall be entitled to a reasonable fee for his services and Trustee and Beneficiary shall be entitled to a reasonable fee for the services of their attorneys and agents, and for all expenses, costs and outlays. Upon or at anytime after the filing of any suit to foreclose the lien hereof, Beneficiary shall be entitled as a matter of right to the appointment of a receiver of the Mortgaged Property, either before or after sale, without notice and without regard to the solvency or insolvency of Grantor at the time of the application for such receiver, and without regard to the solvency or insolvency of Grantor at the time of the application for such receiver, and without regard to the then value of the Mortgaged Property, and Trustee, or Beneficiary, may be appointed as such receiver. Such receiver shall have all powers necessary or incidental for the protection, possession, control, management and operation of the Mortgaged Property.

         In any sale or sales made by Trustee under the power herein granted, or upon any sale or sales under or by virtue of any judicial proceedings:
         (i) the whole of the Mortgaged Property may be sold in one parcel as an entirety, or the Mortgaged Property may be sold in separate parcels as may be determined by Trustee in his discretion; (ii) all recitals contained in any deed or other instrument of conveyance, assignment or transfer made and delivered by Trustee in pursuance of the powers granted and conferred herein, shall be prima facie evidence of the facts therein set forth: (iii) such sale or sales shall operate to divest Grantor of all right, title, interest, claim and demand, either at law or in equity, under statute or otherwise, in and to the Mortgaged Property and every part thereof so sold and shall be a perpetual bar, both in law or equity, against Grantor and any and all persons claiming or to claim from, through or under Grantor; and (iv) Beneficiary may bid for and purchase the Mortgaged Property or any part thereof and may make payment therefor by presenting to Trustee the Master Lease Agreement or the other evidences of the Indebtedness secured hereby so that there may be endorsed as paid thereon the amount of such bid which is to be applied to the payment of the Indebtedness secured hereby as herein provided. Each time it shall become necessary to insert an advertisement of foreclosure, and sale is not had, Trustee shall be entitled to receive the sum of One Hundred Dollars ($100.00) for services and the amount of all advertising charges from Grantor, all of which shall be further secured hereby. Upon the foreclosure and/or sale of the Mortgaged Property, or any part thereof, the proceeds of such sale or sales shall be applied as follows: First, to the cost and expense of executing this trust, including reasonable compensation of Trustee and reasonable attorneys' fees and expenses, outlays for documentary stamps, cost of procuring title insurance commitments, continuing abstracts, title searches or examinations reasonably, necessary or proper, next, to the payment of any and all advances made by Trustee or Beneficiary, with interest thereon as hereinabove provided; next, to the payment of the balance of the Indebtedness secured hereby, with interest thereon as therein provided; and any surplus thereafter shall be paid to Grantor or any other party legally entitled thereto: provided that in the event the net proceeds of such sale or sales shall not be sufficient to pay in full the Indebtedness secured hereby. Grantor hereby promises and agrees to pay any deficiency thereon on demand with interest.

         Grantor shall not apply for or avail itself of any appraisement, valuation, redemption, stay, extension or exemption laws, or any so-called "moratorium laws", now existing or hereinafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, and hereby waives the benefit of such laws. Grantor, for itself, its successors and assigns, hereby wholly waives the period of redemption and any right of redemption provided under any existing or future law in the event of a foreclosure of this Deed of Trust. Grantor, for itself and all who may claim through or under it, hereby waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and hereby agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Grantor hereby waives any order or decree of foreclosure, pursuant to the rights herein granted, on behalf of the Grantor, and each and every person acquiring any interest in or title to the Mortgaged Property, subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

         The Trustee may resign at any time by written instrument to that effect delivered to Beneficiary. Beneficiary shall be entitled to remove, at any time and from time to time, including any time before, during or after the commencement or completion of any foreclosure proceeding, the Trustee. In case of the death, removal, resignation, refusal to act or otherwise being unable to act of the Trustee, or if Beneficiary shall wish to remove the Trustee with or without cause, Beneficiary shall be entitled to select and appoint a successor Trustee hereunder by an instrument duly executed, acknowledged and recorded in the manner and form for conveyances of real estate in the State of Missouri, which recording may occur before, during or after the commencement or completion of any foreclosure proceeding, and any such successor Trustee shall thereupon succeed to Trustee as Trustee hereunder and to all of the rights, powers, duties, obligations and estate of said Trustee as if specifically named herein, provided no defect or irregularity in the resignation or removal of said Trustee or in the appointment of a successor Trustee or in the execution and recording of such instrument shall affect the validity of said resignation, removal or appointment or any act or thing done by such successor Trustee pursuant thereto. Additionally, whether the recording of the successor Trustee instrument takes place before, during or after the commencement or completion of any foreclosure proceeding shall have no effect upon the validity of said proceeding. Trustee shall not be disqualified from acting as Trustee hereunder or from performing any of the duties of Trustee, or from exercising the rights, powers and remedies herein granted, by reason of the fact that Trustee is an officer, employee or stockholder of Beneficiary, or is interested, directly or indirectly, as the holder of any of the Indebtedness secured hereby. Grantor hereby expressly consents to Trustee acting as Trustee irrespective of the fact that Trustee might be otherwise disqualified for any of the foregoing reasons, and that any interest which Trustee or any successor shall have or may acquire in the Indebtedness secured hereby, or the Mortgaged Property, shall neither interfere with nor prevent his acting as Trustee or from purchasing said property at said sale or sales, and all parties waive any objection to Trustee having or acquiring any such interest in the Indebtedness or Mortgaged Property and continuing to act as Trustee. Trustee covenants faithfully to perform and fulfill the trust herein created, but shall be liable, however, only for gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy, but every remedy herein provided shall he cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, or by statute; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Trustee or Beneficiary to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any default or an acquiescence therein. In case Trustee shall have proceeded to enforce any right under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, then, and in such and every such case, Grantor and Trustee shall severally and respectively be restored to their former positions and rights hereunder in respect of the Mortgaged Property, and all rights, remedies and powers of Trustee shall continue as though no such proceedings had been taken. If any additional sum or sums shall become due and owing, by Grantor to Beneficiary, pursuant to the provisions hereof, the affidavit of Beneficiary shall be sufficient evidence of the fact that such additional sums are secured hereby in the amount set forth in such affidavit.

(23) GENERAL PROVISIONS. This Deed of Trust and all provisions hereof shall extend to and be binding upon Grantor and all parties claiming by, through or under Grantor. All covenants and agreements of Grantor herein shall be joint and several. Grantor acknowledges and agrees that all expenses and amounts expended by Trustee or Beneficiary or owed to Trustee or Beneficiary under any indemnity in this Deed of Trust, shall be due as and when incurred, bear interest at the highest rate set forth in the Master Lease Agreement (or if no rate is specified, at the maximum lawful rate) and shall constitute Indebtedness secured hereby, and all indemnities contained in this Deed of Trust shall apply notwithstanding any negligent conduct or omission of Trustee or Beneficiary (except to the extent of gross negligence or willful misconduct on the part of Trustee or Beneficiary), are in addition to any legal liability or responsibility Grantor otherwise has, and shall survive the foreclosure of this Deed of Trust and the payment of the obligations secured hereunder. The unenforceability or invalidity of any provision or provisions of this Deed of Trust shall not render any other provision or provisions herein contained unenforceable or invalid. The term "Beneficiary" shall be deemed to mean and include the successors and assigns of any Beneficiary, and all of the endorsee(s), transferee(s) or the holder(s) at the time being of the Master Lease Agreement and/or any of the other Indebtedness secured hereby, and the term "Trustee" shall be deemed to mean and include any successors of the Trustee in the trust hereby created; and the covenants and agreements shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of Grantor and the successors in trust of the Trustee and the successors and assigns of Beneficiary. All of the grants, covenants, terms, agreements, provisions and conditions herein contained shall run with the land. Time is of the essence of all Grantor's obligations hereunder. The definitions contained in the Recitals to this Deed of Trust are made a part hereof and capitalized terms not otherwise defined herein shall have the meanings subscribed to them by the Master Lease Agreement. The captions or headings used herein are for the convenience of the parties and are not a part of this Deed of Trust. To the extent that proceeds of the Indebtedness secured hereby or advances under this Deed of Trust are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Property, Beneficiary is hereby subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released. Grantor shall and will surrender peaceful possession of said premises, and every part thereof, to Trustee immediately upon such default, and without notice or demand therefor, provided that nothing in this Deed of Trust shall be construed to prevent Beneficiary from having and taking every legal means to enforce payment of the Indebtedness secured hereby, without having first enforced this Deed of Trust. To the extent that Beneficiary receives any payment on account of the Indebtedness and any such payment(s) or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) received, the Indebtedness or part thereof intended to be satisfied and any and all liens, security interests, mortgages and/or other encumbrances upon or pertaining to any assets of Grantor and theretofore created and/or existing in favor of Beneficiary as security for the payment of such Indebtedness shall be revived and continue in full force and effect, as if such payment(s) had not been received by Beneficiary and applied on account of the Indebtedness. The Recitals above are incorporated herein by this reference.

(24) LEASE. Until a sale shall be held hereunder, the Trustee hereby lets the Mortgaged Property unto the Borrower, until this Deed of Trust is satisfied and released, upon the following terms and provisions, to-wit: The Borrower, its successors and assigns, shall pay rent therefor during said terms at the rate of one cent ($.01) per month, payable monthly upon demand, and shall and will peaceably surrender possession of the Mortgaged Property, and every part thereof, to Trustee immediately upon a sale hereunder, and without notice or demand therefor, and thereupon Trustee or Lender shall be entitled to the rents, revenues, income and profits derived therefrom as provided herein and shall have the right to sell the Mortgaged Property or any part thereof as herein provided.

(25) GOVERNING LAW; LITIGATION. THIS DEED OF TRUST SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI. TO THE EXTENT THAT THIS DEED OF TRUST MAY OPERATE AS A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE OF MISSOURI, LENDER SHALL HAVE ALL RIGHTS AND REMEDIES CONFERRED THEREIN FOR THE BENEFIT OF A SECURED PARTY, AS SUCH TERM IS DEFINED THEREIN, THE ENFORCEMENT OF WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI.

(26) VENUE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS DEED OF TRUST SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURT LOCATED IN THE CITY OF ST. LOUIS OR ST. LOUIS COUNTY, STATE OF MISSOURI, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, EXCEPT THAT ANY ACTION TO FORECLOSE THE DEED OF TRUST, TO OBTAIN POSSESSION OF THE MORTGAGED PROPERTY, TO HAVE A RECEIVER APPOINTED FOR THE MORTGAGED PROPERTY OR TO ENFORCE ANY OTHER REMEDY HEREIN AFFECTING THE MORTGAGED PROPERTY, INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, SHALL BE BROUGHT ONLY IN THE COUNTY OF ST. LOUIS, STATE OF MISSOURI. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 26. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THIS DEED OF TRUST AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

(27) JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS DEED OF TRUST, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER WITH RESPECT TO THIS DEED OF TRUST, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE A COPY OF THIS DEED OF TRUST WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF BORROWER AND LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON THE THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

(28) LEASEHOLD DEED OF TRUST PROVISIONS. With respect to the Mortgaged Property, Borrower hereby agrees and covenants with Lender as follows:

                  (a) PERFORMANCE UNDER GROUND LEASE. Borrower shall at all times fully perform and comply with all covenants, warranties, representations and other obligations imposed upon it as the tenant under the Ground Lease or otherwise under the Ground Lease and shall always keep the Ground Lease in full force and effect. Borrower shall send Beneficiary (i) copies of all notices with respect to the Mortgaged Property received from Landlord, any governmental agency, any Environmental Agency or any insurer of the Mortgaged Property immediately upon receipt thereof, and (ii) copies of all notices from Grantor with respect to the Mortgaged Property to Landlord, any governmental agency, any Environmental Agency or any insurer of the Mortgaged Property simultaneously with the giving thereof to such other party. Upon any failure or alleged failure (notwithstanding that the alleged failure may be contested by Borrower) in the performance by Borrower of any covenant, warranty, representation or other obligation imposed upon or assumed by it under the Ground Lease, Lender shall have the absolute and immediate right to perform the same and, subject to the terms and conditions of the Ground Lease, to enter upon the Mortgaged Property and to take such other actions as Lender, in its sole opinion, deems necessary or desirable in order to prevent or to cure any such failure by Borrower. All costs and expenses incurred by Lender shall be payable by Borrower immediately upon demand, shall bear interest at the Default Rate under the Master Lease Agreement from the date incurred until paid, and shall be secured by the lien of this Deed of Trust and the UCC-1 Financing Statements filed in connection herewith.

                  (b) NO CHANGE IN GROUND LEASE TERMS. Borrower shall not, without Lender's prior written consent, (i) terminate, cancel, modify or amend the Ground Lease, or (ii) take or consent to the taking of any action with regard to the fee simple title to the Mortgaged Property. The fee title and Leasehold Estate shall always be separate and distinct. Borrower at all times shall (A) give Lender immediate notice of any default by any party under the Ground Lease and promptly deliver to Lender copies of each notice of default and all other communications, plans, specifications and other similar instruments received or delivered by Borrower in connection with the Ground Lease, and (B) furnish to Lender such information and evidence as Lender may reasonably require in writing concerning Borrower's due observance, performance and compliance with the terms, covenants and provisions of the Ground Lease. Any default of Borrower under the Ground Lease shall be and constitute a Default under this Deed of Trust.

                  (c) WARRANTY OF GROUND LEASE TERMS. Borrower represents and warrants to Lender that (i) a true and correct copy of the Ground Lease or a memorandum of the Ground Lease has been recorded in the appropriate official governmental records in the location where the Land is located, (ii) a true and correct copy of the Ground Lease and a memorandum of the Ground Lease have been delivered by Borrower to Lender, (iii) all rent, additional rent and other charges reserved in the Ground Lease have been paid to the extent they are payable to the date hereof, and (iv) Borrower enjoys the quiet and peaceful possession of the Mortgaged Property, subject to the terms of the Ground Lease.

                  (d) GROUND LEASE PAYMENT TO LENDER. Lender shall have the right, at its sole option, at any time during the occurrence and continuance of a default, to require Borrower to make any and all payments due under the Ground Lease directly to Lender at least thirty (30) days before any such payments are due to Landlord under the Ground Lease. Provided that no default shall then be continuing, Lender shall remit any such payments received directly to Landlord, to the extent thereof, and in such order and manner as Lender may determine.

                  (e) BANKRUPTCY OF LANDLORD. If the Ground Lease is rejected or disaffirmed by Landlord (or by any receiver, trustee, custodian or other party who succeeds to the right of Landlord) pursuant to any law related to bankruptcy ("Bankruptcy Law"), Borrower covenants that it will not elect to treat the Ground Lease as terminated pursuant to 11 U.S.C. ss.365(h) or any similar law or right, and hereby assigns to Lender the sole and exclusive right to make or refrain from making any such election. Borrower agrees that any such election, if made by Borrower, shall be void and of no force or effect.

                  (f) If Landlord (or any receiver, trustee, custodian or other party who succeeds to the right of Landlord) rejects or disaffirms the Ground Lease pursuant to any Bankruptcy Law and Lender elects to have Borrower remain in possession under any legal right Borrower may have to occupy the Mortgaged Property pursuant to the Ground Lease, then (A) Borrower shall remain in possession of the Mortgaged Property and shall perform all acts necessary for Borrower to retain its right to remain in possession of the Mortgaged Property for the unexpired term of the Ground Lease (including any renewals thereof), and such other acts as are required under the then existing terms and provisions of the Ground Lease or otherwise, and (B) subject to the terms and conditions of the Ground Lease all of the terms and provisions of the Master Lease Agreement, this Deed of Trust and the UCC-1 Financing Statements filed in connection herewith shall remain in full force and effect and shall be extended automatically to such possession, occupancy and interest of Borrower.

                  (g) Borrower, immediately upon obtaining knowledge of a breach by Landlord under the Ground Lease (or by any receiver, trustee, custodian or other party who succeeds to the right of Landlord) or any inability of Landlord (or any such receiver, trustee, custodian or other party) to perform the terms and provisions of the Ground Lease (including by reason of a rejection or disaffirmance of the Ground Lease pursuant to any Bankruptcy Law), will notify Lender of any such breach or inability. Borrower hereby assigns to Lender the proceeds of any claim that Borrower may have against Landlord (or any such receiver, trustee, custodian or other party) for any such breach or inability. Lender shall have the sole right to elect either (i) to proceed against Landlord (or any such receiver, trustee, custodian or other party) as if it were the named tenant under the Ground Lease in Borrower's name or in Lender's name as agent for Borrower, and Borrower agrees to cooperate with Lender in any such action and shall execute and deliver any and all documents or instruments required in furtherance of any such action, or (ii) to have Borrower proceed in Borrower's and Lender's behalf, in which event Lender may participate in any such proceedings, and Borrower shall from time to time execute and deliver to Lender all documents or instruments requested by Lender or as may be required to permit such participation (provided that if it is not necessary that the original of any such document or instrument be delivered to Lender in order to permit such participation, Borrower may deliver to Lender a copy of the same); provided, however, that Lender shall not elect option
                  (i) above unless Borrower shall have failed to proceed in Borrower's and Lender's behalf immediately upon receipt of notice from Lender to do so. Borrower shall, at its sole cost and expense, diligently prosecute any such proceedings, shall deliver to Lender copies of all documents or instruments served in connection therewith, and shall consult and cooperate with Lender and its attorneys and agents in carrying on the prosecution of any such proceedings; provided that no settlement of such proceedings shall be made by Borrower without Lender's written consent, which consent shall not be unreasonably withheld or delayed.

                  (h) In the event a proceeding, case or petition for relief under any Bankruptcy Law shall occur with respect to Borrower, Borrower covenants, for itself, its agents, successors and assigns, that in connection therewith, it shall not reject or disaffirm the Ground Lease without the prior written consent of Lender.

                  (i) INTEREST OF LENDER. If the Ground Lease is canceled or terminated, and if Lender or its nominee shall acquire an interest in any new lease of the property demised thereby, Borrower shall have no right, title or interest in or to such new lease or the Leasehold Estate created by such new lease unless expressly set forth therein.

                  (j) ESTOPPELS. Borrower shall use its best efforts to obtain and deliver to Lender within thirty (30) days after written demand by Lender, an estoppel certificate from Landlord (or from any receiver, trustee, custodian or other party who succeeds to the right of Landlord) setting forth (i) that the Ground Lease has not been modified or, if it has been modified, the date of each such modification, together with copies of each such modification, (ii) the date to which all rental charges have been paid by Borrower, as tenant under the Ground Lease, and (iii) whether there are any alleged defaults of Borrower under the Ground Lease and, if there are, setting forth the nature thereof in reasonable detail.

                  (k) NO ASSIGNMENT. Notwithstanding anything to the contrary contained in this Deed of Trust, this Deed of Trust shall not constitute an assignment of the Ground Lease within the meaning of any provision thereof prohibiting its assignment and Lender shall have no liability or obligation thereunder by reason of its acceptance of this Deed of Trust. Lender shall be liable for the obligations of Borrower as tenant arising under the Ground Lease for only that period of time which Lender is in actual possession of the Mortgaged Property or has acquired, by foreclosure or deed in lieu of foreclosure or otherwise, and is holding all of Borrower's right, title and interest therein.

(29) FIXTURE FINANCING STATEMENT. From the date of its recording, this Deed of Trust shall be effective as a fixture financing statement within the purview of Section 9-502(c) of the Code with respect to the Collateral and the goods described herein, which goods are or are to become fixtures related to the Land. The addresses of Borrower (Grantor) and Lender (Beneficiary) are set forth below. This Deed of Trust is to be filed for recording with the Recorder of Deeds of the county or the counties where the Land is located. For this purpose, the following information is set forth:

                  (i) Name and Address of Grantor:

                                    Savvis Communications Corporation
                                    795 Office Parkway
                                    St. Louis, MO 63141

                  (ii) Name and Address of Lender:

                                    General Electric Capital Corporation
                                    10 Riverview Drive
                                    Danbury, Connecticut 06810

                  (iii) This document covers goods which are or are to become fixtures.

                  (iv) Borrower is owner of the Leasehold Estate.

                  (v) Borrower's tax identification number is 43-1727675.

(30) NOTICES. EXCEPT AS OTHERWISE PROVIDED HEREIN, WHENEVER IT IS PROVIDED HEREIN THAT ANY NOTICE, DEMAND, REQUEST, CONSENT, APPROVAL, DECLARATION OR OTHER COMMUNICATION SHALL OR MAY BE GIVEN TO OR SERVED UPON ANY OF THE PARTIES BY ANY OTHER PARTIES, OR WHENEVER ANY OF THE PARTIES DESIRES TO GIVE OR SERVE UPON ANY OTHER PARTIES ANY COMMUNICATION WITH RESPECT TO THIS DEED OF TRUST, EACH SUCH NOTICE, DEMAND, REQUEST, CONSENT, APPROVAL, DECLARATION OR OTHER COMMUNICATION SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN VALIDLY SERVED, GIVEN OR DELIVERED (A) UPON THE EARLIER OF ACTUAL RECEIPT AND THREE BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, WITH PROPER POSTAGE PREPAID, (B) UPON TRANSMISSION, WHEN SENT BY TELECOPY OR OTHER SIMILAR FACSIMILE TRANSMISSION (WITH SUCH TELECOPY OR FACSIMILE PROMPTLY CONFIRMED BY DELIVERY OF A COPY BY PERSONAL DELIVERY OR UNITED STATES MAIL AS OTHERWISE PROVIDED IN THIS SECTION 29); (C) ONE BUSINESS DAY AFTER DEPOSIT WITH A REPUTABLE OVERNIGHT COURIER WITH ALL CHARGES PREPAID OR
         (D) WHEN DELIVERED, IF HAND-DELIVERED BY MESSENGER, ALL OF WHICH SHALL BE ADDRESSED TO THE PARTY TO BE NOTIFIED AND SENT TO THE ADDRESS OR FACSIMILE NUMBER INDICATED IN EXHIBIT E OR TO SUCH OTHER ADDRESS (OR FACSIMILE NUMBER) AS MAY BE SUBSTITUTED BY NOTICE GIVEN AS HEREIN PROVIDED. THE GIVING OF ANY NOTICE REQUIRED HEREUNDER MAY BE WAIVED IN WRITING BY THE PARTY ENTITLED TO RECEIVE SUCH NOTICE. FAILURE OR DELAY IN DELIVERING COPIES OF ANY NOTICE, DEMAND, REQUEST, CONSENT, APPROVAL, DECLARATION OR OTHER COMMUNICATION TO ANY PERSON (OTHER THAN BORROWER) DESIGNATED IN EXHIBIT E TO RECEIVE COPIES SHALL IN NO WAY ADVERSELY AFFECT THE EFFECTIVENESS OF SUCH NOTICE, DEMAND, REQUEST, CONSENT, APPROVAL, DECLARATION OR OTHER COMMUNICATION.

(31) CONFLICT. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS DEED OF TRUST AND THE MASTER LEASE AGREEMENT, THE PROVISIONS OF THE DOCUMENT GIVING THE BENEFICIARY GREATER RIGHTS SHALL PREVAIL.

               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, Grantor has executed this Missouri Deed of Trust, Security Agreement and Fixture Filing as of the day and year first above written.

                                            Grantor

                                            SAVVIS COMMUNICATIONS CORPORATION, a
                                            Missouri corporation


                                            By: /s/ Robert A. McCormick
                                            Printed Name: Robert A. McCormick
                                            Title: Chairman of the Board and CEO

STATE OF MISSOURI          )
                           )    SS.
COUNTY OF ST. LOUIS        )

         On this 12th day of June, 2002, before me appeared Robert A. McCormick, to me personally known, who, being by me duly sworn, did say that he is the Chairman of the Board and CEO of Savvis Communications Corporation, a Missouri corporation, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors; and said Robert A. McCormick acknowledged said instrument to be the free act and deed of said corporation and that said corporation has no corporate seal.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                                       Elizabeth A. Landgraf
                                                       -------------------------
                                                       Notary Public

                                    EXHIBIT A

                                      Land

Lot 1 of Mallinckrodt HQ Campus according to the plat thereof recorded in Plat Book 347 page 548 of the St. Louis County Records.

All rights under Easement for Access, Ingress and Egress and sanitary sewer service dated September 10, 1999 recorded in Book 12278 Page 7 of the St. Louis County Records.

                                    EXHIBIT B

                                  Ground Lease

Ground Lease dated as of February 18, 2000 by and between Bridge Data Company, as Landlord, and Savvis Communications Corporation, a Missouri corporation, as Tenant a Memorandum of which was recorded in Book 13038 Page 1016 of the St. Louis County Recorder's Office, the landlord's interest under which Ground Lease was assumed by Reuters America Inc. by instrument dated June 4, 2002.

                                    EXHIBIT C

                             Permitted Encumbrances

1) Easements for constructing and maintaining slopes, embankments and drainage facilities, etc., and reservations, according to instruments recorded in Book 4202 page 379 and Book 4205 page 499.

2) Agreement with Missouri Bottoms Sewer Company as to treatment and disposal of sanitary sewage, together with annual maintenance assessments, according to instrument recorded in Book 6275 page 1381.

3) Perpetual roadway maintenance improvements and utility easement granted St. Louis County, Missouri according to instruments recorded in Book 6814 page 1503 and Book 6995 page 2012.

4) Terms and conditions of "License Agreement" between Avon Capital Corporation and McDonnell Douglas Corporation, according to instrument recorded in Book 7643 page 1397.

5)       Building line according to plat recorded in Plat Book 347 page 548.

6)       Terms and provisions of Easement Agreement recorded in Book 12278 page
         7.

7) Easement granted to Union Electric Company dba Ameren UE recorded in Book 12298 page 1673.

8) Easement granted to Metropolitan St. Louis Sewer District recorded in Book 12438 page 2498.

9) Maintenance Agreement with The Metropolitan St. Louis Sewer Company, dated December 10, 1999 and recorded January 18, 2000 in Book 12420 page 1974.

10) Permanent sidewalk, sewer and utility easement between Bridge Data Company and St. Louis County, Missouri dated February 11, 2000 and recorded February 17, 2000 in Book 12451 page 1403.

11) Subordination, Non-Disturbance and Attornment Agreement by and between Reuters Holdings Switzerland SA, Bridge Data Company and Savvis Communications Corporation dated as of May 16, 2001 and recorded August 31, 2001 in Book 13247, page 2679.

12) Deed of Trust executed by Bridge Data Company, a Delaware corporation, to Joseph J. Trad, Trustee for Reuters Holdings Switzerland, SA dated May 16, 2001 and recorded August 31, 2001 in Book 13247 page 2692, to secure $45,000,000.00 payable upon the terms and conditions therein set forth.

13) Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing executed by Savvis Communications Corporation to Daniel R. Wofsey, Trustee for Duke Realty Limited Partnership, an Indiana limited partnership, DBA Duke Realty of Indiana Limited Partnership, dated May 28, 2002 and recorded May 30, 2002 as Daily No. 1266 to secure $2,000,000.00 payable upon the terms and conditions therein set forth, as amended by the First Modification to Missouri Leasehold Deed of Trust, Security Agreement and Fixture Filing dated as of June 11, 2002 and intended to be recorded before the recording of this Deed of Trust.

14) All assessments and taxes for the year 2002 and all subsequent years for the County of St. Louis and City of Hazelwood.

                                    EXHIBIT D

                              Disclosure of Claims

                      [Separately provided as confidential]

                                    EXHIBIT E

                                NOTICE ADDRESSES

(A)      If to Beneficiary, at:
         General Electric Capital Corporation
         10 Riverview Drive
         Danbury, Connecticut 06810
         Attention: Robert W. Wotten
         Facsimile No.: (203) 749-4530
         Telephone No.: (203) 749-6287

         with copies to:

         Winston & Strawn
         200 Park Avenue
         New York, New York 10166
         Attention: Susan Berkwitt
         Facsimile No.: (212) 294-4700
         Telephone No.: (212) 294-6703

         and

         General Electric Capital Corporation
         10 Riverview Drive
         Danbury, Connecticut 06810
         Attention: Vendor Finance Legal Department
         Facsimile No.: (203) 749-4530
         Telephone No.: (203) 749-6361

         and

         General Electric Capital Corporation
         10 Riverview Drive
         Danbury, Connecticut 06810
         Attention: John Stine
         Facsimile No.: (203) 749-4530
         Telephone No.: (203) 749-____

(B)      If to Borrower, at
         SAVVIS Communications Corporation
         12851 Worldgate Drive
         Herndon, Virginia 20170
         Attention: Nancy Bridgman Lysinger
         Facsimile No.: (703) 234-8315
         Telephone No.: (703) 234-8134

         With copies to:

         Savvis Communications Corporation
         12851 Worldgate Drive
         Herndon, Virginia 20170
         Attention: Lane Blumenfeld
         Facsimile No.: (703) 234-8315
         Telephone No.: (703) 234-8088

         and

         Hogan & Hartson, L.L.P.
         885 Third Avenue, 26th Floor
         New York, New York 10022
         Attention:  Christine M. Pallares
         Facsimile No.: (212) 409-9801
         Telephone No.: (212) 409-9870